UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

iCAD, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, NH	03062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 882-5200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On December 16, 2010, iCAD, Inc. (“iCAD”) issued a press release announcing that iCAD had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2010, by and among iCAD, XAC, Inc., a wholly owned subsidiary of iCAD, Xoft, Inc. (“Xoft”) and Jeffrey Bird as representative of the stockholders of Xoft. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

In addition, attached hereto as Exhibit 99.2 and incorporated by reference herein, is a presentation to be given by iCAD in connection with a conference call to be held on December 17, 2010 at 11:00 a.m. ET to discuss the transactions contemplated by the Merger Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated December 16, 2010

99.2 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2010

iCAD, INC.

By:	/s/Kenneth M. Ferry

Name:	Kenneth M. Ferry
Title:	President, Chief Executive Officer, Director

Exhibit Index

99.1 Press Release dated December 16, 2010
99.2 Presentation